UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2013

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-16731	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Broken Sound Parkway NW, Suite 320 Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (561) 961-1911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

TherapeuticsMD, Inc. (the “Company”) is providing certain information as an update to the information provided in the Company’s previous periodic filings with the Commission to reflect recent business developments in advance of filing a Registration Statement on Form S-3 in connection with a shelf offering.

Exhibit 99.1 contains the Company’s updated business description and risk factors and is incorporated herein by reference.  This Current Report on Form 8-K, including the exhibit, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as well as the Company’s other filings with the Commission.  There is no change to the Company’s previously reported consolidated financial position or cash flows.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number                  Description

99.1	Business and Risk Factor Update for TherapeuticsMD, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2013	THERAPEUTICSMD, INC.

	By:	/s/Robert G. Finizio
Robert G. Finizio, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number                         Description

99.1                                Business and Risk Factor Update for TherapeuticsMD, Inc.